                                                 WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

                              PARTNERS VALUE FUND

                                   QUARTERLY

                                     REPORT

                               JUNE 30, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                       HISTORICAL PERFORMANCE INFORMATION

The table below gives a long-term perspective of the Partners Value Fund (the "Fund") and its predecessor, Weitz Partners II -- Limited Partnership (the "Predecessor Partnership"). Performance numbers are AFTER deducting all fees and expenses and assume reinvestment of dividends. The Fund succeeded to substantially all of the assets of the Predecessor Partnership, a Nebraska investment limited partnership as of December 31, 1993. Wallace R. Weitz was General Partner and portfolio manager for the Predecessor Partnership and is portfolio manager for the Fund. The Fund's investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Partnership. The table also sets forth average annual total return data for the Fund and the Predecessor Partnership for the one, five and ten year periods ended June 30, 2000, calculated in accordance with SEC standardized formulas.

PERIOD ENDED  PARTNERS II   S&P 500
------------  -----------   -------
  12/31/83+        9.9%         4.2%
  12/31/84        14.5          6.3
  12/31/85        40.7         31.7
  12/31/86        11.1         18.7
  12/31/87         4.3          5.3
  12/31/88        14.9         16.5
  12/31/89        20.3         31.6
  12/31/90        -6.3         -3.1
  12/31/91        28.1         30.2
  12/31/92        15.1          7.6
  12/31/93        23.0         10.1
PERIOD ENDED  PARTNERS VALUE   S&P 500
------------  --------------   -------

  12/31/94          -9.0%          1.3%
  12/31/95          38.7          37.5
  12/31/96          19.2          22.9
  12/31/97          40.6          33.4
  12/31/98          29.1          28.6
  12/31/99          22.1          21.0
   6/30/00++         0.0          -0.4

Cumulative       1,504.2       1,376.9

Average
  Annual
Compound
  Growth
  (Since
  inception
  June 1,
  1983)             17.6          17.1

Average annual total return for the Fund (inception 1/94) and for the Predecessor Partnership (inception 6/83) for the one, five and ten year periods ended June 30, 2000, was 3.1%, 24.8%, and 18.9%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

This information represents past performance and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The S&P 500 is an unmanaged index consisting of 500 companies. Information relating to the S&P 500 assumes reinvestment of dividends. The performance data presented includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this time, the Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Fund had been registered under the 1940 Act during this time period, the Fund's performance might have been adversely affected. Additional information is available from the Weitz Funds at the address listed on the front cover.

+Return is for the period 6/1/83 through 12/31/83

++Return is for the period 1/1/00 through 6/30/00

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                        JUNE 30, 2000 - QUARTERLY REPORT

                                                                    July 9, 2000

Dear Fellow Shareholder:

      The 2nd quarter of 2000 was modestly positive for our fund. Our total return was +1.8%. This compares to DECLINES in the S&P 500 (-2.7%), the Dow (-4.0%), the NASDAQ (-13.2%), and the Russell 2000 (-3.8%). This modest recovery brings us back to even for the 1st half of the year, while the picture for the other averages is mixed: S&P -0.4%; Dow -8.4%; NASDAQ -2.5%; and the Russell +3.0%.

      The table below shows longer-term performance comparisons between our fund and the S&P 500, a proxy for large capitalization stocks, the Russell 2000, representing small cap stocks, and our peer group of funds, as calculated by Lipper Analytical Services.

                                   1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                  --------         --------         --------         --------
PARTNERS VALUE FUND                  3.1%            23.9%            24.8%            18.9%
S&P 500 Index                        7.2             19.7             23.8             17.8
Russell 2000 Index                  14.3             10.6             14.3             13.6
Average Growth and Income Fund       2.1             12.8             17.9             14.4

      During the 2nd quarter of 2000, technology stocks suffered their first serious correction in years. Investors, day traders, venture capitalists, and underwriters of hot new issues (IPO's) began to have doubts about the future profitability of Internet-related and other technology companies. Optimism and rationalization gave way to fear and loathing, and many of the market's trading sessions had the feel of a demolition derby.

      In the face of this volatile market, our fund remained mostly above the fray. We have spent the last year selling cable and telecom stocks that had caught a touch of "dot-com" fever and buying interest rate sensitive stocks (banks, thrifts, real estate, and mortgage companies) that were being dumped in response to the Federal Reserve's raising of interest rates. Our relatively defensive portfolio was somewhat insulated from the market correction, and was probably helped slightly by investors seeking safe hiding places.

MAY SHAREHOLDER MEETING -- THE BIG QUESTIONS

      On May 24, over 400 shareholders gathered for our Shareholder Information Meeting. There were nearly 100 questions submitted before or during the meeting, but the vast majority seemed to cluster in a few areas:

1. TECHNOLOGY STOCKS -- Do we, or will we invest in tech stocks? Is the tech boom over?

2. VALUE STOCKS -- Where are we finding "value" in the face of a technology dominated market and an unfriendly Federal Reserve?

3.  THE FUTURE -- Of the Economy? Of the Stock Market? Of our portfolio?

      I suspect that these are questions of interest to most shareholders, so I will try to summarize the answers that Rick, Tom and I gave at the meeting.

INVESTING IN TECHNOLOGY COMPANIES

      All of our companies USE technology to improve their own products and services and to lower their costs, but we tend to avoid the MANUFACTURERS of high technology products. In a highly competitive, rapidly changing industry, today's leader may be tomorrow's loser, and we find it very hard to predict which companies have truly sustainable competitive advantages. Even if we develop some conviction about a terrific company, other investors are invariably willing to pay higher prices than we are, based on the EXPECTATION of future profits, so we are usually priced out of the market. As Warren Buffett says, "You pay a very high price for a cheery consensus." We are willing to miss out on some great stocks if our discipline can help us avoid big losses when an investment fad faces its inevitable "emperor's new clothes" moment. (We have been through this before with other "hot" groups of stocks -- such as the "Nifty Fifty" growth stocks of the early 1970s, energy stocks in the late 1970s, and branded consumer products in the late 1980s.)

      We prefer companies that can USE new technology to improve the way they run their own (more prosaic) businesses. Cellular telephone companies have attracted far more subscribers, who use many more minutes of service, because Nokia, Motorola, and others have competed fiercely to develop cheaper and better cellular phones. Cable television companies were able to play Scientific Atlanta off against General Instrument to spur development of digital technology at affordable prices so that cable operators could offer more channels and earn higher profits. Banks and insurance companies' cost savings through computerization have undoubtedly exceeded aggregate profits of computer manufacturers over the years.

      In short, we do not deny the upside potential of technology stock investing, but we usually find that we can improve our odds of long-term success by focusing in other areas.

VALUE INVESTING IN TODAY'S MARKET

      Stocks generally sell at "bargain" prices only if investors disagree about their desirability as investments. Sometimes they have understandable concerns about the seriousness of real business problems. These stocks may, or may not, deserve to be "cheap." However, in other cases, the difference is merely one of investment "time horizon." I have actually heard sophisticated investment professionals make comments such as, "The stock is very cheap and will go up a lot, but don't buy it yet because there is no 'catalyst' to make it move up right away." Or, "I would rather pay a higher price later when I know that it has started to move." We have always been willing to be early in buying a stock as long as the odds are good that we will earn high returns during our (hopefully long) holding period.

      This brings us to interest rates, interest-sensitive stocks, and the Federal Reserve. One of the more deeply entrenched Wall St. maxims is "Don't Fight the Fed." Investors have "learned" to sell financial services companies and other "interest rate sensitive" stocks at the first sign of Fed tightening and to avoid them until rates stop going up.

      There are several problems with this approach. Some of these supposedly "interest-sensitive" companies are NOT hurt by higher rates (some are even helped). Many other financial companies whose earnings ARE depressed by higher rates incur no lasting damage and the long-term returns on their stocks are unaffected by short-term moves in rates. Waiting for a change in Fed policy is usually futile, because the timing of their moves is unpredictable. Then, the market reaction to a perceived policy reversal is usually so rapid, that those who have waited are unable to buy meaningful positions before the stocks have moved substantially higher.

      The cost of being early in making an otherwise good investment is looking foolish for a while. We are willing to go through protracted periods (like all of 1994) with (figurative) egg on our faces in pursuit of better than average long-term results. At any rate, for better or worse, we have (again) been finding great "values" among financial services and real estate companies ever since the Fed started raising rates a year ago. My last several quarterly letters have cited chapter and verse on many of these stocks, and the letters are available on our web site.

THE FUTURE

      We are very skeptical about predicting economic or stock market events and trends, and we try never to make investments that depend on accurate predictions. However, we do have some working assumptions about the next several years:

1. The American economy has not had a recession in 10 years, and we assume we will eventually have one. We have no idea when, or how severe it will be. A moderate recession should not be a threat to the long-term performance of most of our companies, but we are becoming more wary of credit risk and of debt levels in economically sensitive businesses.

2. Stocks in the S&P 500 have risen at over 15% per year over the past 26 years. This is faster than the growth in the values of the underlying businesses. If prices are to be brought in line with business values, stock market returns will have to be substantially lower than 15% for many years. Warren Buffett has suggested (FORTUNE, 11/99) that a plausible rate of S&P 500 total returns over the next 17 years might be 6% per year.

3. In a less ebullient market environment, speculation may lose some of its appeal and portfolio indexing may be less popular. This might make individual stock selection more important and active portfolio managers more valuable to their clients.

      This has been an odd 6-month period. Our portfolio has seemed strangely disconnected from the general market (which has not been a bad thing). I really don't know where we go from here, but as usual, I would encourage shareholders not to be too concerned with near-term market movements. I believe that our companies are worth more than their stock prices indicate and I feel good about the prospects for reasonable long-term returns.

                                                       Sincerely,

                                                       /s/ Wallace R. Weitz

                                                       Wallace R. Weitz
                                                       President, Portfolio
                                                       Manager

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              COMMON STOCKS -- 80.1%
              AUTO SERVICES -- 0.3%
    173,000   Insurance Auto Auctions, Inc.*                              $    2,024,761    $    3,654,625
                                                                          --------------    --------------

              BANKING -- 19.7%
    537,300   Astoria Financial Corp.                                         13,659,355        13,835,475
    874,200   Commercial Federal Corp.                                        18,004,781        13,604,737
     82,500   Dime Bancorp, Inc.                                               1,174,594         1,299,375
     20,000   First Federal Bankshares, Inc.                                     200,000           157,500
     42,000   First Place Financial Corp.                                        467,250           451,500
  2,978,400   Golden State Bancorp, Inc.*                                     53,079,624        53,611,200
  2,572,700   Greenpoint Financial Corp.                                      58,592,833        48,238,125
    124,000   Local Financial Corp.*                                           1,254,619         1,034,625
  2,892,000   North Fork Bancorporation, Inc.                                 50,020,469        43,741,500
    243,000   Port Financial Corp.*                                            2,676,575         3,371,625
    100,000   Troy Financial Corp.*                                              994,436           987,500
  1,432,800   U.S. Bancorp                                                    31,271,486        27,581,400
     82,000   Virginia Capital Bancshares, Inc.                                1,049,688         1,250,500
  1,902,280   Washington Mutual, Inc.                                         55,497,190        54,928,335
                                                                          --------------    --------------
                                                                             287,942,900       264,093,397
                                                                          --------------    --------------

              CABLE TELEVISION -- 4.2%
  1,177,895   Adelphia Communications Corp. CL A*                             44,476,457        55,213,828
    109,700   Insight Communications Co.*                                      1,550,874         1,714,063
                                                                          --------------    --------------
                                                                              46,027,331        56,927,891
                                                                          --------------    --------------

              CONSUMER PRODUCTS AND SERVICES -- 2.0%
    285,000   American Classic Voyages Co.*                                    4,853,519         5,878,125
      6,650   Lady Baltimore Foods, Inc. CL A                                    212,725           329,175
    832,000   Premier Parks, Inc.*                                            19,101,800        18,928,000
    872,000   Protection One, Inc.*                                            4,389,808         1,907,500
                                                                          --------------    --------------
                                                                              28,557,852        27,042,800
                                                                          --------------    --------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              FEDERAL AGENCIES -- 3.1%
  1,126,300   SLM Holding Corp.                                           $   40,644,712    $   42,165,856
                                                                          --------------    --------------

              FINANCIAL SERVICES -- 9.3%
  1,001,000   Allied Capital Corp.                                            18,218,541        17,017,000
    150,000   American Capital Strategies, Ltd.                                2,550,000         3,581,250
        292   Berkshire Hathaway, Inc. CL A*                                  11,043,944        15,709,600
     30,849   Berkshire Hathaway, Inc. CL B*                                  58,598,844        54,294,240
    751,000   Imperial Credit Industries, Inc.*                               10,380,151         3,191,750
    454,500   The PMI Group, Inc.                                             13,165,488        21,588,750
    405,200   United Asset Management Corp.                                    7,253,458         9,471,550
     60,000   United Panam Financial Corp.*                                      607,346            61,875
                                                                          --------------    --------------
                                                                             121,817,772       124,916,015
                                                                          --------------    --------------

              INFORMATION AND DATA PROCESSING -- 0.1%
    175,000   Intelligent Systems Corp.*                                         164,183           743,750
                                                                          --------------    --------------

              HEALTH CARE -- 0.2%
    185,200   LabOne, Inc.                                                     3,007,384         1,041,750
     41,000   Lincare Holdings, Inc.*                                          1,014,735         1,009,625
                                                                          --------------    --------------
                                                                               4,022,119         2,051,375
                                                                          --------------    --------------

              LODGING AND GAMING -- 7.1%
  2,108,200   Extended Stay America, Inc.*                                    13,836,739        19,500,850
    145,000   Harrah's Entertainment, Inc.*                                    2,120,444         3,035,938
  4,204,800   Hilton Hotels Corp.                                             38,569,024        39,420,000
    476,000   Mandalay Resort Group*                                           6,899,002         9,520,000
  2,002,400   Park Place Entertainment Corp.*                                 16,467,700        24,404,250
                                                                          --------------    --------------
                                                                              77,892,909        95,881,038
                                                                          --------------    --------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              MEDIA AND ENTERTAINMENT -- 6.2%
  1,947,800   AT&T Corp. -- Liberty Media Group A*                        $   18,795,858    $   47,234,150
     58,879   Chris-Craft Industries, Inc.*                                    2,353,719         3,889,694
     56,100   Daily Journal Corp.*                                             1,271,126         1,640,925
    787,300   Valassis Communications, Inc.*                                  18,340,392        30,015,813
                                                                          --------------    --------------
                                                                              40,761,095        82,780,582
                                                                          --------------    --------------

              MORTGAGE BANKING -- 5.1%
  2,220,200   Countrywide Credit Industries, Inc.                             68,441,206        67,299,812
     10,000   New Century Financial Corp.*                                        86,250            87,187
    322,000   Resource Bancshares Mtg. Grp., Inc.                              4,096,395         1,348,375
                                                                          --------------    --------------
                                                                              72,623,851        68,735,374
                                                                          --------------    --------------

              PRINTING SERVICES -- 1.1%
  1,786,000   Mail-Well, Inc.*                                                18,539,088        15,404,250
                                                                          --------------    --------------

              REAL ESTATE AND CONSTRUCTION -- 2.3%
  1,513,500   Catellus Development Corp.*                                     19,496,929        22,702,500
    246,200   Forest City Enterprises, Inc. CL A                               5,137,132         8,216,925
                                                                          --------------    --------------
                                                                              24,634,061        30,919,425
                                                                          --------------    --------------

              REAL ESTATE INVESTMENT TRUSTS -- 6.5%
    400,000   Capital Automotive REIT                                          4,654,203         5,650,000
    100,000   Dynex Capital, Inc.*                                             1,803,500           156,250
    457,830   Fortress Investment Corp.                                        8,337,081         6,867,450
    215,500   Hanover Capital Mortgage Holdings, Inc.                          3,192,299           969,750
     20,935   Healthcare Financial Partners Units**                            2,088,266         2,093,500
  6,319,500   Host Marriott Corp.                                             56,988,534        59,245,313
    393,300   NovaStar Financial, Inc.*                                        6,103,300         1,499,456
    800,352   Redwood Trust, Inc.                                             14,816,234        11,204,928
                                                                          --------------    --------------
                                                                              97,983,417        87,686,647
                                                                          --------------    --------------

              RESTAURANTS -- 0.2%
    145,000   CBRL Group, Inc.                                                 2,110,864         2,129,687
                                                                          --------------    --------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                               --------------    --------------
              RETAIL DISCOUNT -- 1.2%
  1,375,700   Consolidated Stores Corp.*                                  $   19,655,546    $   16,508,400
                                                                          --------------    --------------

              SATELLITE SERVICES -- 0.5%
    556,200   Orbital Sciences Corp.*                                          7,575,833         6,778,688
                                                                          --------------    --------------

              TELECOMMUNICATIONS -- 9.2%
    485,292   Centennial Communications Corp.*                                 4,475,297         6,672,765
  3,245,300   Citizens Communications Co.*                                    36,578,520        55,981,425
    220,775   Corecomm, Ltd.*                                                    675,989         4,305,112
    530,800   Telephone and Data Systems, Inc.                                28,619,621        53,212,700
     61,100   United States Cellular Corp.*                                    3,347,245         3,849,300
                                                                          --------------    --------------
                                                                              73,696,672       124,021,302
                                                                          --------------    --------------

              UTILITIES -- 1.8%
  1,549,100   Western Resources, Inc.                                         34,471,427        24,011,050
                                                                          --------------    --------------
                      Total Common Stocks                                  1,001,146,393     1,076,452,152
                                                                          --------------    --------------

              WARRANTS -- 0.0%
    399,500   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00*              31,211             1,561
    370,000   NovaStar Financial, Inc., Expiring 2/03/01*                        185,000               370
                                                                          --------------    --------------
                      Total Warrants                                             216,211             1,931
                                                                          --------------    --------------

              CONVERTIBLE PREFERRED STOCKS -- 0.2%
    500,000   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative*             3,312,167         2,690,000
                                                                          --------------    --------------

                  WEITZ PARTNERS, INC. -- PARTNERS VALUE FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   FACE
  AMOUNT                                                                       COST             VALUE
-----------                                                               --------------    --------------
              U.S. GOVERNMENT AND AGENCY SECURITIES -- 1.3%
$ 2,000,000   Fannie Mae 6.625% 7/12/00                                   $    2,000,000    $    1,999,888
 10,000,000   Freddie Mac 5.0% 2/15/01                                         9,947,461         9,892,190
  2,500,000   Federal Home Loan Bank 6.44% 11/28/05                            2,502,211         2,435,843
  3,000,000   Fannie Mae 6.56% 11/26/07                                        3,000,000         2,853,690
                                                                          --------------    --------------
                      Total U.S. Government and Agency Securities             17,449,672        17,181,611
                                                                          --------------    --------------

              SHORT-TERM SECURITIES -- 18.2%
 53,111,612   Wells Fargo Government Money Market Fund                        53,111,612        53,111,612
 25,000,000   Fannie Mae Discount Note 7/13/00                                24,949,500        24,954,800
 25,000,000   Freddie Mac Discount Note 7/27/00                               24,889,608        24,891,500
 31,000,000   U.S. Treasury Bill 8/24/00                                      30,729,002        30,752,837
  9,000,000   U.S. Treasury Bill 9/07/00                                       8,902,505         8,906,778
 25,000,000   Fannie Mae Discount Note 9/07/00                                24,695,417        24,704,825
 30,000,000   Freddie Mac Discount Note 9/21/00                               29,557,542        29,570,670
 25,000,000   Freddie Mac Discount Note 9/28/00                               24,600,118        24,592,500
 23,500,000   U.S. Treasury Bill 10/19/00                                     23,087,118        23,096,740
                                                                          --------------    --------------
                      Total Short-Term Securities                            244,522,422       244,582,262
                                                                          --------------    --------------
                      Total Investments in Securities                     $1,266,646,865     1,340,907,956
                                                                          ==============
              Other Assets Less Liabilities -- 0.2%                                              2,576,789
                                                                                            --------------
                      Total Net Assets -- 100%                                              $1,343,484,745
                                                                                            ==============
                      Net Asset Value Per Share                                             $        18.37
                                                                                            ==============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

           WEITZ PARTNERS, INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Wells Fargo Bank Minnesota,
  National Association

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Partners, Inc. -- Partners Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

8/02/2000

514358